Exhibit 99.1

EXECUTION COPY

CREDIT AND SECURITY AGREEMENT

THIS CREDIT AND SECURITY AGREEMENT (this “Credit Agreement”) is made this April 12, 2022, by and between ALFI, INC, a Delaware corporation, as the borrower hereunder (the “Company” or the “Borrower”), and Lee Aerospace Inc., a Kansas corporation (the “Lender” and, together with the Borrower, the “Parties” and each, individually, a “Party”).

R E C I T A L S :

The Company has requested that the Lender make available to the Company a non-revolving line of credit from and after the date of this Credit Agreement and until the Maturity Date.

The Lender is willing to make available to the Company a non-revolving line of credit, on the terms and conditions of this Credit Agreement, including the condition that all obligations of the Company to the Lender arising under this Credit Agreement be secured by a security interest in the Collateral as provided herein.

NOW, THEREFORE, for and in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:

Article I
DEFINITIONS AND ACCOUNTING TERMS

1.01        Defined Terms. As used in this Credit Agreement (including the Recitals hereto), the following terms shall have the meanings set forth below:

“Accounts” means any and all of the Borrower’s accounts, accounts receivable, general intangibles, documents, letter-of-credit rights, instruments, chattel paper, and other evidences of indebtedness or other rights to payment for, or arising out of or relating to, the sale, lease, license, assignment or other disposition of goods, the rendition of services, the use of a credit or charge card, whether or not earned by performance, and all books and records, correspondence and credit files, tapes, cards, computer runs and computer programs and other papers and documents, whether in the possession of the Borrower or any computer service bureau, and Records recording, evidencing, or relating to the foregoing or any part thereof.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote 5% or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.

“Attorney Costs” means, with respect to any Person, all obligations actually incurred by the Person on account of the reasonable fees charged for legal services provided, or expenses incurred, by any law firm or other external counsel for the benefit of the Person.

“Available Credit” means, at any time, the amount, if any, by which Two Million Five Hundred Thousand Dollars ($2,500,000) exceeds the sum of the aggregate principal amount of the Loans made hereunder before such time.

“Bank Account” means a “deposit account” within the meaning of Section 9-102 of the UCC.

“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time.

“Borrower” has the meaning specified therefor in the introductory paragraph hereof.

“Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks in Miami, Florida, are authorized to close under the Laws of, or are in fact closed in, Miami, Florida.

“Capital Stock” means (i) in the case of a corporation, the capital stock issued by the corporation, (ii) in the case of a partnership, the partnership interests (whether general or limited) in the partnership, (iii) in the case of a limited liability company, the membership interests in the company, (iv) in the case of an association or other business entity, any and all shares, interests, participations, rights or other equivalents (however designated) in such entity, and (v) in the case of any other entity, any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such entity.

“Collateral” means all right, title, and interest of the Borrower in and to any and all personal property, including any and all Equipment (excluding any motor vehicles or other property covered by a certificate of title), Accounts, Inventory, Intellectual Property, Bank Accounts (and the Property deposited therein), Securities Accounts (and the Property deposited therein), other Investment Property, and all Capital Stock in Borrower’s Subsidiaries, now existing or hereafter arising or now or hereafter created or acquired by the Borrower, and all proceeds of the foregoing; provided, however, that Collateral shall not include any right, title and interest of the Borrower in the Condominium Property.

“Condominium Property” means and includes, collectively, Parcel No. THA5 of Murano at Portofino Condominium including any personal property or fixtures located at such condominium and any interest in the common elements relating thereto.

“Common Stock” means the common stock of the Borrower, par value $0.0001 per share.

“Company” has the meaning specified therefor in the introductory paragraph hereof.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument, or other enforceable undertaking by which such Person is bound to pay or perform an obligation or its property is subject to a claim for the payment or performance of an obligation.

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“Control” has the meaning in the definition of “Affiliate” set forth herein.

“Control Agreement” means an account control agreement, in form and substance satisfactory to the Lender, by and among the Borrower, the Lender, and a Depositary Institution providing to the Lender “control” of an account maintained by the Borrower, in the case of a Bank Account, within the meaning of Section 9-104 of the UCC, and in the case of a Securities Account, within the meaning of Section 8-106(d) of the UCC with respect to a security entitlement.

“Credit Agreement” has the meaning specified therefor in the introductory paragraph hereof.

“Credit Documents” means this Credit Agreement, the Security Instruments, a financing statement, and each other document, instrument, or agreement from time to time executed by the Borrower or any Responsible Officer thereof and delivered in connection with this Credit Agreement.

“Credit Facility” means the credit facility established by the Lender for the benefit of the Company pursuant to Article II of this Credit Agreement.

“Debtor Relief Laws” means the Bankruptcy Code and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would constitute an Event of Default.

“Depositary Institution” means, with respect to a Bank Account, the bank in which the Bank Account is being maintained and, with respect to a Securities Account, the bank, broker, or clearinghouse in which the Securities Account is being maintained.

“Dollar” and “$” mean a unit of lawful money of the United States.

“Equipment” has the meaning provided for such term in Section 9-102 of the UCC.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Event of Default” has the meaning specified therefor in Section 8.01.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, consistently applied.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

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“Indebtedness” means, as to any Person at a particular time, without duplication, all indebtedness or liabilities owing by such Person, determined in accordance with GAAP.

“Intellectual Property” means all rights, title, and interests in or relating to intellectual property arising under any Law and all IP Ancillary Rights relating thereto, including all copyrights, Patents, software, Trademarks, internet domain names, trade secrets and IP Licenses.

“Interest Rate” has the meaning specified therefor in Section 2.03.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Inventory” means any and all of the Borrower’s yarn inventory and other goods held for sale or lease or to be furnished under contracts of service or so furnished, and all of the Borrower’s supplies and other materials used or consumed in the ordinary course of its business, and all returned, reclaimed and repossessed goods, whether now owned by the Borrower or in the Borrower’s possession or control or hereafter acquired by way of replacement, substitution, addition or otherwise.

“Investment Property” means “investment property” within the meaning of Section 9-102 of the UCC.

“Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any Property of the Borrower.

“IP Ancillary Rights” means, with respect to any Intellectual Property, as applicable, all foreign counterparts to, and all divisionals, reversions, continuations, continuations-in-part, reissues, reexaminations, renewals, and extensions of, such Intellectual Property and all income, royalties, proceeds and liabilities at any time due or payable or asserted under or with respect to any of the foregoing or otherwise with respect to such Intellectual Property, including all rights to sue or recover at law or in equity for any past, present, or future infringement, misappropriation, dilution, violation or other impairment thereof, and, in each case, all rights to obtain any other IP Ancillary Right.

“IP Licenses” means all Contractual Obligations (and all related IP Ancillary Rights), whether written or oral, granting any right, title, and interest in or relating to any Intellectual Property.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“Lender” has the meaning specified therefor in the introductory paragraph hereof.

“Lending Office” means the office of the Lender identified on the signature pages hereof or as the Lender may from time to time notify the Company and the Lender.

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“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority, or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan Request” means a request for a Loan including the information specified in Section 2.02(c) and otherwise in form and substance satisfactory to the Lender.

“Loans” means all advances made by or on behalf of the Lender pursuant to Section 2.01 under the Credit Facility. A “Loan” means an individual advance made pursuant to Section 2.01 by or on behalf of the Lender under the Credit Facility.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), condition (financial or otherwise) or prospects (not resulting solely from a change in general economic conditions) of the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Borrower to perform its obligations under the Credit Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower of any Credit Document to which it is a party.

“Maturity Date” means the earlier of (i) the date, if any, upon which Borrower consummates a debt or equity financing in an amount equal to or greater than $4,000,000; or (ii) April 12, 2023.

“Maximum Rate” has the meaning specified therefor in Section 10.08.

“Note” means a promissory note of the Company, made payable to the order of the Lender, evidencing Loans made or to be made by the Lender under the Credit Facility, and in form and substance satisfactory to the Lender.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants, and duties of the Borrower arising under the Credit Facility or any Credit Document or otherwise with respect to the Loans, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against the Borrower or any Affiliate thereof or any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Organization Documents” means, with respect to the Company, the certificate of formation and limited liability company (or operating agreement) of the Company.

“Party” means each entity identified as a “Party” in the preamble to this Credit Agreement, and “Parties” means, collectively, all such entities.

“Patents” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Law in or relating to patents and applications therefor.

“Permitted Liens” has the meaning specified therefor in Section 7.01.

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“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Property” means any interest of any kind in any property or asset, whether real, personal or mixed, or tangible or intangible.

“Records” means all of the Borrower’s present and future books, records, customer lists, supplier lists, ledgers, invoices, purchase orders, sales orders and other evidence of such Borrower’s business records, including all cabinets, drawers, files, correspondence, and the like, that may hold the same, computer records, lists, software, programs, tapes and diskettes wherever located, all whether now existing or hereafter arising or acquired.

“Responsible Officer” means the chief executive officer (acting or permanent), chairman of the board, president, executive vice president, chief operating officer, or chief financial officer, of the Borrower. Any document delivered hereunder that is signed by a Responsible Officer of the Borrower shall be conclusively presumed to have been authorized by all necessary corporate action on the part of the Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of the Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Capital Stock or of any option, warrant or other right to acquire any such Capital Stock.

“Securities” means, collectively, the Warrant and the shares of Common Stock issuable upon exercise of the Warrant.

“Securities Account” means a “securities account” within the meaning of Section 8-501 of the UCC.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Instruments” means one or more security agreements, financing statements, and other agreements, instruments or other documents that the Lender may reasonably require, in addition to this Credit Agreement, in order to create, perfect, or maintain, in favor of the Lender, as security for the Obligations, security interests in any of the Collateral, all in form and substance satisfactory to the Lender.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Capital Stock having ordinary voting power for the election of directors or other governing body (other than Capital Stock having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly

“Trademark” means all rights, title and interests (and all related IP Ancillary Rights) arising under any Law in or relating to trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, logos and other source or business identifiers and, in each case, all goodwill associated therewith, all registrations and recordations thereof and all applications in connection therewith.

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“UCC” means the Uniform Commercial Code as enacted and in effect from time to time in the State of Florida.

“United States” and “U.S.” mean the United States of America.

“Warrant” has the meaning specified therefor in Section 9.01(a).

1.02        Other Interpretive Provisions. With reference to this Credit Agreement and each other Credit Document, unless otherwise specified therefor herein or in such other Credit Document:

(a)            The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b)           (i)             The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.

(ii)            Article and Section references are to the Credit Document in which such reference appears.

(iii)            The terms “includes” and “including” are not limiting.

(iv)            The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c)            In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(d)            Section and Article headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Credit Document.

1.03        Accounting Terms. Except as otherwise specifically prescribed herein, all accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with, GAAP applied on a consistent basis.

1.04        References to Agreements and Laws. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Credit Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Credit Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

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1.05        Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Article II
CREDIT FACILITY

2.01        Line of Credit. Upon the satisfaction of each of the conditions of Section 4.01, the Lender shall extend a line of credit to the Company under which the Lender may, in its sole discretion and subject to the conditions of Article IV and all other terms and conditions of this Credit Agreement, from time to time at the Company’s request, make Loans to the Company, up to the aggregate principal amount equal to Two Million Five Hundred Thousand Dollars ($2,500,000), which may be borrowed from time to time in one or more borrowings prior to the Maturity Date. The Loans made by the Lender, and the Company’s obligations to repay the same, together with interest thereon, shall be evidenced by the Note.

2.02        Notice and Manner of Borrowing.

(a)            The Company shall request any Loan hereunder by giving the Lender a Loan Request prior to 11:00 a.m. on or before the Business Day on which the Company desires for the Loan to be made.

(b)            Unless the Lender determines that any applicable condition specified in Article V has not been satisfied, the Lender will promptly make the funds in the amount of the Loan available to the Company by crediting a checking account maintained by the Company with a commercial bank designated by the Company.

(c)            The Loan Request for each Loan shall specify the date the Borrower desires the Loan to be made and the amount thereof. Any such Loan Request which the Lender believes in good faith to have been given by a duly authorized agent of the Company shall be deemed given by the Company.

2.03        Rate of Interest on Loans. Interest on the unpaid principal amount of each Loan shall accrue at a monthly rate of interest equal to 0.5% through October 12, 2022, and a monthly rate of 0.75% thereafter; provided, however, that upon the occurrence of an Event of Default pursuant to Section 8.01(a) hereof, additional interest shall accrue in an amount equal to the difference between the amount of interest that would have accrued through October 12, 2022, if the interest rate was 0.75% per month less the amount of interest that accrued through October 12, 2022, at the interest rate of 0.5% per month (the “Interest Rate”).

2.04        Maturity. The entire outstanding principal amount of the Loans, together with all accrued and unpaid interest on the principal amount of the Loans outstanding from time to time, shall be due and payable on the Maturity Date.

2.05        Prepayments. All or part of the outstanding principal amount of any Loan may be prepaid at any time without penalty or premium, provided that all prepayments of the outstanding principal amount of any Loan must be accompanied by the payment of all interest accrued on the amount so prepaid through the date of prepayment. The principal amount of any Loan so prepaid may not be reborrowed under the terms of this Credit Agreement.

2.06        Use of Proceeds. The Borrower will use the proceeds of the Loans for business purposes only including expansion of marketing efforts for increased products and services distribution and other related administrative business activities, including the payment of overhead and related expenses of the Borrower. For avoidance of doubt, such proceeds are being funded for the ongoing business of Borrower and are not intended to be used by Borrower in connection with bankruptcy or insolvency proceedings.

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2.07        Availability. No Loan requested or made under this Article II shall be in an amount which exceeds the Available Credit.

2.08        General Terms. The terms and conditions set forth in Article III shall be applicable to the Loans made under this Article II.

2.09        Computation of Interest. All computations of interest accruing on the Loans shall be made on the basis of a 365/6-day year and actual days elapsed.

2.10        Payments Generally.

(a)           Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Lender, at the Lender’s office in Dollars not later than 4:00 p.m. on the date specified herein. All payments received by the Lender after 4:00 p.m. shall be deemed received on the next succeeding Business Day, and any applicable interest shall continue to accrue until receipt of such payment. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

Article III
COLLATERAL

3.01        Grant of Security Interest. As security for the full payment and performance of the Obligations, the Borrower hereby grants to the Lender a security interest in all right, title and interest of the Borrower in and to the Collateral.

3.02        Perfection of Security Interest. The Borrower hereby agrees as follows: (a)      Financing Statements. The Lender is authorized from time to time to file a financing statement or financing statements describing the Collateral and containing any information required by UCC for the sufficiency or filing office acceptance thereof.

(b)            Searches. The Lender may, from time to time, request from the appropriate filing officer or filing officers of the applicable State an official report confirming the filing of a financing statement describing the security interests granted herein and indicating any other security interests or other interests in the Collateral on file with such filing officer, and the Borrower will reimburse the Lender for the cost thereof.

(c)            Bailees. Where Collateral is in the possession of a third party, the Borrower will join with the Lender in notifying the third party of the Lender’s security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of the Lender.

(d)            Other Documents. The Borrower will execute from time to time any documents and shall take such action as shall be reasonably required by the Lender to perfect the security interest granted herein or to effectuate the purposes of this Credit Agreement.

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3.03        Control Agreements. In order to perfect the security interest created hereunder in such Bank Accounts and Securities Accounts as the Lender may designate from time to time, together with the funds and other property deposited therein, at the Lender’s request from time to time the Borrower will, at its expense, procure and deliver to the Lender a Control Agreement with the Depositary Institution in which such account is maintained.

3.04        Certificates and Stock Powers. In order to perfect the security interest created hereunder in the Capital Stock held by the Borrower in its Subsidiaries from time to time, the Borrower shall deliver to the Lender, in the case of any Capital Stock represented by a certificate or certificates, such certificate or certificates, together with irrevocable stock powers and/or assignments, as applicable, duly executed in blank.

Article IV
CONDITIONS PRECEDENT

4.01        Conditions to Initial Loan. The obligation of the Lender to make the initial Loan pursuant to the Credit Facility is subject to the satisfaction of each of the following conditions:

(a)            Credit Documents. The Lender shall have received executed counterparts of this Credit Agreement, the Note, and any other Credit Documents, each properly executed by a Responsible Officer of the Borrower (except in the case of any document, such as a financing statement, that requires no signature).

(b)            Other. The Lender shall have received such other documents, instruments, agreements, and information as reasonably requested by the Lender.

(c)            General Conditions. Each of the conditions set forth in Section 4.02 shall have been satisfied.

4.02        Conditions to Each Loan. The obligation of the Lender to make any Loan pursuant to the Credit Facility is subject to the satisfaction of each of the following conditions at the time of the request for the Loan:

(a)            Loan Request. The Company shall have made a request for the Loan as provided in Section 2.02.

(b)            Accuracy of Representations. Except for representations and warranties made as of a specific date, the representations and warranties made by or on behalf of the Borrower in connection with the Loan and the representations and warranties contained in this Credit Agreement and the other Credit Documents, are true and correct in all material respects.

(c)            Full Compliance. The Borrower shall be in compliance in all material respects with all the terms and provisions of this Credit Agreement.

(d)            No Default. No Default shall have occurred and be continuing.

Article V
REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lender that:

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5.01        Existence, Qualification, and Power. The Borrower (a) is a corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Credit Documents to which it is a party, and (c) is duly qualified and is licensed and in good standing under the Laws of each jurisdiction where its ownership, lease, or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in the foregoing clauses (b)(i) or (c) of this Section 5.01, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.02        Authorization; No Contravention. The execution, delivery and performance by the Borrower of each Credit Document to which the Borrower is party have been duly authorized by all necessary corporate or other organizational action and do not (a) contravene the terms of any of the Borrower’s Organization Documents; (b) conflict with or result in any material breach or contravention of, or the creation of any Lien under any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its Property is subject; (c) result in the creation of any Lien under any Contractual Obligation to which the Borrower is a party; or (d) violate any Law (including, without limitation, Regulation U or Regulation X issued by the FRB).

5.03        Binding Effect. This Credit Agreement and each other Credit Document have been duly executed and delivered by the Borrower. This Credit Agreement and each other Credit Document constitute a legal, valid, and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws or equitable principles relating to enforceability.

5.04        Ownership of Property; Liens. Each of the Borrower and its Subsidiaries have valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Property of the Borrower is subject to no Liens, other than Permitted Liens.

5.05        Margin Regulations; Investment Company Act. No part of any Loan proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any “margin stock” within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any securities. If requested by any Lender, the Company will furnish to the Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U. “Margin stock” within the meaning of Regulation U does not constitute more than 25% of the value of the consolidated assets of Borrower and its Subsidiaries. None of the transactions contemplated by this Credit Agreement will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U, or X.

5.06        OFAC. The Borrower (i) is not a Person whose Property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person in any manner violative of Section 2, or (iii) is a Person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order.

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5.07        Patriot Act. The Borrower is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (ii) the Uniting and Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

5.08        Liens. No financing statement, mortgage, notice of Lien, deed of trust, security agreement, or any other agreement or instrument creating or giving notice of a Lien or other encumbrance or charge against any of the Collateral is in existence or on file in any public office, other than in favor of the Lender, except as disclosed to the Lender.

Article VI
AFFIRMATIVE COVENANTS

So long as the Credit Facility has not been terminated or any Obligations hereunder shall remain unpaid or unsatisfied, the Borrower shall:

6.01        Financial Statements. Deliver to the Lender from time to time, in form and detail satisfactory to the Lender, such financial statements for the Borrower and its Subsidiaries and such other financial and other information regarding the business or the financial or corporate affairs of the Borrower or any of its Subsidiaries, or compliance with the terms of the Credit Documents, as the Lender may from time to time reasonably request.

6.02        Preservation of Existence, Etc. (a)

(a)            Preserve, renew, and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization; and

(b)            Take all reasonable action to maintain all rights, privileges, permits, licenses, and franchises necessary or desirable in the opinion of management, in the normal conduct of its business.

6.03        Maintenance of Properties.

(a)            Maintain, preserve, and protect all of its material Properties necessary in the operation of its business in good working order and condition, ordinary wear and tear and Involuntary Dispositions excepted; and

(b)            Use the standard of care typical in the industry in the operation and maintenance of its facilities.

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6.04        Free of Liens. Keep the Collateral free of all security interests, Liens, and claims whatsoever, other than Permitted Liens.

6.05        Books and Records.

(a)            Maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower.

6.06        Inspection Rights. Permit representatives and independent contractors of the Lender to visit and inspect any of its Properties, to examine its corporate, financial, and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours, not more than once in any calendar quarter, upon reasonable advance notice to the Company.

6.07        Equipment Maintained as Personal Property. The Equipment is and shall be maintained as personal property and shall not, by reason of attachment or connection to any realty, either become or be deemed to be a fixture or appurtenant to such realty and shall at all times be severable therefrom without material damage to the realty.

6.08        Further Assurances. (a) Promptly upon request by the Lender, the Borrower shall take such additional actions and execute such documents as the Lender may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Credit Agreement or any other Credit Document, (ii) to subject to the Liens created hereby or by any of the other Security Instruments any of the Properties, rights or interests covered by any of the Credit Documents, (iii) to perfect and maintain the validity, effectiveness, and priority of any of this Credit Agreement and the Security Instruments and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Lender the rights granted or now or hereafter intended to be granted to Lender under any Credit Document.

(b) Without limiting the generality of the foregoing, the Borrower agrees to grant to the Lender a security interest in all of its Capital Stock in any Subsidiaries hereafter formed or acquired, to secure the Obligations, promptly after formation or acquisition of such Subsidiary. The Borrower shall deliver to the Lender appropriate resolutions, secretary certificates, and certified Organization Documents in each instance with respect to each such Subsidiary formed or acquired after the date hereof. In connection with each pledge of such Capital Stock, the Borrower shall deliver to the Lender, in the case of any Capital Stock represented by a certificate or certificates, such certificate or certificates, together with irrevocable stock powers and/or assignments, as applicable, duly executed in blank.

Article VII
NEGATIVE COVENANTS

So long as the Credit Facility has not been terminated or any Obligation hereunder shall remain unpaid or unsatisfied, the Borrower shall not, and shall not permit of its Subsidiaries, directly or indirectly, to:

7.01        Liens. Create, incur, assume, or suffer to exist any Lien upon any of its Property, assets, or revenues, whether now owned or hereafter acquired, other than the following (collectively, “Permitted Liens”):

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(a)            Liens existing on the date hereof and disclosed to the Lender and any renewals or extensions thereof;

(b)            Liens securing obligations that by their terms are subordinate to the Obligations hereunder;

(c)            Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

(d)            statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established;

(e)            pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(f)            deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(g)            easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person;

(h)            Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not in excess of $500,000 (not including the amount, if any, covered by independent third-party insurance as to which the insurer has acknowledged in writing its obligation to cover), unless any such judgment remains undischarged for a period of more than thirty (30) consecutive days during which execution is not effectively stayed;

(i)            leases or subleases granted to others not interfering in any material respect with the business of the Borrower or any of its Subsidiaries;

(j)            any interest or title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

(k)            normal and customary rights of setoff upon deposits of cash in favor of Lender or other depository institutions;

(l)            Liens of a collection bank arising under Section 4-210 of any applicable Uniform Commercial Code on items in the course of collection; and

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(m)            Liens of sellers of goods to the Borrower or any of its Subsidiaries arising under Article 2 of any applicable Uniform Commercial Code or similar provisions of applicable law in the ordinary course of business, covering only the goods sold and securing only the unpaid purchase price for such goods and related expenses.

7.02        Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person.

7.03        Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(a)            each Subsidiary may make Restricted Payments (directly or indirectly) to the Borrower; and

(b)            the Borrower may declare and make dividend payments or other distributions payable solely in the Capital Stock of such Person.

7.04        Encumbrances; Disposition of Collateral. Directly or indirectly, convey, sell, transfer, lease, pledge, abandon, or otherwise dispose of (whether in one transaction or a series of transactions), or grant or suffer to exist any security interest, Lien, charge or other encumbrance on any of the Collateral (whether now owned or hereafter acquired), except that the Borrower may sell or consume Inventory in the ordinary course of business, may grant Liens constituting, or suffer to exist, Permitted Liens on Collateral as described, and subject to the limitations set forth, in Section 7.01. For the avoidance of doubt, nothing in this Credit Agreement shall prohibit or restrict the sale of the Condominium Property by Borrower.

Article VIII
EVENTS OF DEFAULT AND REMEDIES

8.01        Events of Default. Any of the following shall constitute an “Event of Default”:

(a)            Non-Payment. The Company fails to pay any amount of principal of any Loan within three (3) Business Days after the same becomes due, or any interest on any Loan or any other fee due hereunder within five (5) Business Days after the same becomes due; or

(b)            Breach of Covenants. The Company fails to perform or observe any term, covenant, or agreement contained herein (other than an agreement to pay money), and such failure continues for ten (10) Business Days after the Company receives notice thereof from the Lender; or

(c)            Other Defaults. The Company fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Credit Document on its part to be performed or observed, and such failure continues for thirty (30) days after notice thereof by the Lender; or

(d)            Representations and Warranties. Any representation, warranty, certification, or statement of fact made or deemed made by or on behalf of the Company herein, in any other Credit Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

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(e)            Insolvency Proceedings, Etc. The Company or any of its Subsidiaries institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its Property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its Property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(f)            Attachment. (i) Any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the Property of any such Person and is not released, vacated or fully bonded within thirty days after its issue or levy; or

(g)            Judgments. There is entered against the Company or any of its Subsidiaries (i) one or more final judgments or orders for the payment of money in an aggregate amount exceeding $500,000 (not including the amount, if any, covered by independent third-party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non-monetary final judgments that, in the case of a judgment described in either of the foregoing clauses (i) or (ii), have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect.

8.02        Remedies upon Event of Default. If any Event of Default occurs and is continuing:

(a)            the Lender may declare all obligations under the Note, all interest accrued and unpaid thereon, and any and all other Indebtedness or obligations of any and every kind owing by the Borrower to the Lender hereunder or under any other Credit Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind (other than any notice expressly required by any other Credit Document), all of which are hereby expressly waived to the fullest extent permitted by law by the Borrower;

(b)            the Lender may exercise all rights and remedies available to it with respect to the Collateral under this Credit Agreement, the other Credit Documents, any applicable Uniform Commercial Code, or other applicable Law;

provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, any obligation of the Lender to make Loans hereunder shall automatically terminate, and all interest and all other indebtedness or obligations of any and every kind owing by the Borrower to the Lender hereunder or under any other Credit Document shall automatically become due and payable;

(c)            the Borrower agrees to pay all costs of the Lender of collection of the Obligations and enforcement of rights hereunder, including Attorney Costs and, at the Lender’s request, to assemble any or all of the Collateral and make it available to the Lender at the Borrower’s address set forth below;

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(d)            a notice sent to the Borrower at least ten (10) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be deemed to be reasonable notice of such sale or other disposition;

(e)            the Lender has no obligation to clean-up or otherwise prepare the Collateral for sale;

(f)            the Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral, and compliance will not be considered adversely to affect the commercial reasonableness of any sale or other disposition of the Collateral;

(g)            the Lender may sell the Collateral without giving any warranties as to the Collateral and may specifically disclaim any warranties of title or the like, and any such disclaimer will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral;

(h)            if the Lender sells any of the Collateral on credit, the Borrower will be credited with only payments actually made by the purchaser, received by the Lender, and applied to the indebtedness of said purchaser; in the event that the purchaser fails to pay for the Collateral and the Lender resells any of the same, the Borrower shall be credited with the proceeds of the resale.

8.03        Application of Proceeds. Upon the exercise of remedies provided for in Section 8.02, any amounts collected or received by the Lender as proceeds, collections, or otherwise on account of the Obligations shall be applied by the Lender in the following order:

First, to pay that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Section 10.04) payable to the Lender, and any fees, indemnities, expenses, and other amounts payable to the Lender under any of the other Credit Documents;

Second, to pay that portion of the Obligations payable to the Lender constituting accrued and unpaid interest on the principal amount of the Loans;

Third, to pay that portion of the Obligations payable to the Lender constituting the unpaid principal amount of the Loans; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by applicable law.

8.04        Rights Exclusive of Event of Default. The Lender, from time to time, at its option, may, upon written demand for performance the Borrower, perform any agreement of the Borrower hereunder which the Borrower shall fail to perform and take any other action which the Lender reasonably deems necessary for the maintenance or preservation of any of the Collateral or its interest therein, and the Borrower agrees to reimburse forthwith the Lender for all expenses of the Lender in connection with the foregoing, together with interest thereon at the rate then applicable to the principal amount of the Loans from the date incurred until reimbursed by the Borrower.

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Article IX
WARRANT; INVESTOR REPRESENTATIONS

9.01        Warrant.

(a)            In connection with the execution and delivery of this Credit Agreement by the Lender and the Borrower, the Borrower shall issue to the Lender a three-year warrant to purchase 1,250,000 shares of Common Stock (the “Warrant”) in the form of Warrant attached hereto as Exhibit A and subject to the terms and conditions set forth therein.

(b)            Notwithstanding anything to the contrary in this Credit Agreement or the Warrant, the Warrant is not exercisable for, or controvertible into, any shares of Common Stock, and the Lender may not purchase any shares of Common Stock under the Warrant, prior to the Exercise Date (as defined in the Warrant).

9.02        Investor Representations. The Lender represents and warrants to the Borrower that:

(a)            The Lender has such knowledge, skill and experience in business, financial and investment matters that the Lender is capable of evaluating the merits and risks of an investment in the Securities. The Lender, with the assistance of its professional advisors, has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities. The Lender is able to bear the risks associated with an investment in the Securities, and it is authorized to invest in the Securities.

(b)            The Lender is an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(c)            The Lender is acquiring the Securities solely for the Lender’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The Lender understands that the Securities have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Lender and of the other representations made by the Lender in this Credit Agreement. The Lender understands that the Borrower is relying upon the representations and agreements contained in this Credit Agreement (and any supplemental information) for the purpose of determining compliance with such exemptions.

(d)            The Lender understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission provide in substance that the Lender may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act, and the Lender understands that, except as otherwise set forth in the Warrant, the Borrower has no obligation or intention to register any of the Securities, or the offering or sale thereof, or to take action so as to permit offers or sales pursuant to the Securities Act or an exemption from registration thereunder. Consequently, the Lender understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time.

(e)            The Lender agrees: (i) that the Lender will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, unless the transaction is registered under the Securities Act and complies with the requirements of all applicable state securities laws, or the transaction is exempt from the registration provisions of the Securities Act and all applicable requirements of state securities laws; (ii) that the certificates representing the Securities will bear a legend, and any book-entry registration of the Securities will bear a notation, in each case in form and substance acceptable to the Borrower, making reference to the foregoing restrictions; and (iii) that the Borrower and its Affiliates shall not be required to give effect to any purported transfer of such Securities, except upon compliance with the foregoing restrictions.

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(f)            The Lender acknowledges that neither the Borrower nor any other person offered to sell the Securities to the Lender by means of any form of general solicitation or advertising, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

Article X
MISCELLANEOUS

10.01      Amendments, Etc. No amendment or waiver of any provision of this Credit Agreement or any other Credit Document, and no consent to any departure by the Borrower therefrom, shall be effective unless in a writing signed by the Lender and the Borrower, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

10.02      Notices and Other Communications; Facsimile Copies.

(a)            General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed, emailed, or delivered to the applicable address, facsimile number, or electronic mail address, as follows:

if to the Borrower, to:

Alfi, Inc.

429 Lenox Avenue, Suite 547

Miami Beach, Florida 33139

Attn: Chief Executive Officer and Chief Financial Officer

Facsimile number: ________________

Email address: peter@getalfi.com; louis@getalfi.com

and if to the Lender: to

Lee Aerospace, Inc.

9323 E. 34th St.

Wichita, Kansas 67226

Attn: President

Facsimile number: (316) 636-9256

Email address: jlee@leeaerospace.com

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or to such other address, facsimile number, or electronic mail address as shall be designated by such Party in a notice to the other Party; and all such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant Party and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant Party hereto; (B) if delivered by mail, seven (7) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of subsection (b) below), when delivered.

(b)            Effectiveness of Facsimile and Email Documents and Signatures. Credit Documents may be transmitted and/or signed by facsimile or electronic mail. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Parties. The Lender may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or electronic document or signature.

10.03      No Waiver; Cumulative Remedies. No failure by the Lender to exercise, and no delay by the Lender in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

10.04      Attorney Costs and Expenses.

(a)            The Borrower agrees to pay Lender’s attorney fees and expenses in connection with the negotiation, documentation and closing of the Credit Facility, not to exceed $10,000.

(b)            The Borrower agrees to pay or reimburse the Lender for all costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Credit Agreement or the other Credit Documents (including all such costs and expenses incurred during any “workout” or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief Law), including all Attorney Costs actually incurred. All amounts due under this Section 10.04 shall be payable within ten (10) Business Days after written demand therefor. The agreements in this Section 10.04 shall survive the termination of the Credit Facility and repayment of all other Obligations.

10.05      Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Lender, or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside, or required (including pursuant to any settlement entered into by the in its discretion) to be repaid to a trustee, receiver, or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred.

10.06     Successors and Assigns.

(a)           The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the Parties, their respective successors and assigns permitted hereby) any legal or equitable right, remedy, or claim under or by reason of this Credit Agreement.

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10.07     Setoff. In addition to any rights and remedies of the Lender provided by Law, upon the occurrence and during the continuance of any Event of Default, the Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by Law, to offset and apply any and all indebtedness at any time owing by the Lender to or for the credit or the account of the Borrower against any and all Obligations owing to the Lender hereunder or under any other Credit Document, now or hereafter existing, irrespective of whether or not the Lender shall have made demand under this Credit Agreement or any other Credit Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable indebtedness. The Lender agrees promptly to notify the Borrower after any such setoff and application made by the Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.08     Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Credit Document, the interest paid or agreed to be paid under the Credit Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal amount of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower. In determining whether the interest contracted for, charged, or received by the Lender exceeds the Maximum Rate, the Lender may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest and (b) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.09     Counterparts. This Credit Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.10     Integration. This Credit Agreement, together with the other Credit Documents, comprises the complete and integrated agreement of the Parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Credit Agreement and those of any other Credit Document, the provisions of this Credit Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Lender in any other Credit Document shall not be deemed a conflict with this Credit Agreement. Each Credit Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

10.11     Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Lender, regardless of any investigation made by the Lender or on its behalf, and shall continue in full force and effect as long as the Obligations hereunder shall remain unpaid or unsatisfied.

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10.12     Severability. If any provision of this Credit Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Credit Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.13     Governing Law.

(a)            This Credit Agreement and all other Credit Documents shall be governed by and construed in accordance with the laws of the State of Florida, excluding its choice-of-law principles, and all claims, disputes and controversies relating to or arising out of this Credit Agreement or any other Credit Document or the breach thereof, whether sounding in contract, tort, or otherwise, shall likewise be governed by the laws of the State of Florida, excluding its choice-of-law principles.

(b)            Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the courts of the State of Florida sitting in Miami, Florida, or the United States District Court for the Southern District, Miami Division, and by execution and delivery of this Credit Agreement, the Company and the Lender consent, each for itself and in respect of its Property, to the non-exclusive jurisdiction of those courts. The Company and the Lender each irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of any Credit Document or other document related thereto. The Company and the Lender each waives personal service of any summons, complaint, or other process, which may be made by any other means permitted by the Law of the State of Florida.

10.14      Waiver of Right to Trial by Jury. EACH PARTY TO THIS CREDIT AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY CREDIT DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY CREDIT DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS CREDIT AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, the Parties have caused this Credit Agreement to be duly executed as of the date first above written.

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BORROWER:	ALFI, INC.,
a Delaware corporation

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Interim CEO

LENDER:	LEE AEROSPACE, INC.
a Kansas corporation

	By:	/s/ James Lee
	Name:	James Lee
	Title:	President
Lending Office:

Lee Aerospace, Inc.
9323 E. 34th St.
Wichita, Kansas 67226
Attn: President
Facsimile Number: (316) 636-9256
Email address: jlee@leeaerospace.com

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